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                                                                     EXHIBIT 4.2

                                     CALLIDUS SOFTWARE INC.

                                      AMENDED AND RESTATED

                          REGISTRATION AND INFORMATION RIGHTS AGREEMENT

         This Amended and Restated Registration and Information Rights Agreement (the "AGREEMENT") is made effective as of December 24, 2002 by and among Callidus Software Inc., a Delaware corporation (the "COMPANY"), the purchasers (the "PURCHASERS") of Series G Preferred Stock of the Company as set forth in Exhibit A attached hereto pursuant to the Series G Preferred Stock Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT"), the holder of Series A Preferred Stock as set forth in Exhibit A attached hereto (the "SERIES A HOLDER"), the holders of Series B Preferred Stock as set forth in Exhibit A attached hereto (the "SERIES B HOLDERS"), the holders of Series C Preferred Stock as set forth in Exhibit A attached hereto (the "SERIES C HOLDERS"), the holders of Series D Preferred Stock as set forth in Exhibit A attached hereto (the "SERIES D HOLDERS"), the holders of Series E Preferred Stock as set forth in Exhibit A attached hereto (the "SERIES E HOLDERS"), the holders of the Series F Preferred Stock and Warrants as set forth in Exhibit A attached hereto (the "SERIES F HOLDERS"), Andrew L. Swett and Scott Kitayama (the "FOUNDERS"), Transamerica Business Credit Corporation Funding Trust II ("TRANSAMERICA") and the holders of Warrants to purchase Common Stock of the Company as set forth in Exhibit A hereto (the "WARRANT HOLDERS").

                                    RECITALS

         A. The Company, the Series A Holder, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series F Holders, Transamerica and the Founders are parties to the Company's Registration and Information Rights Agreement, as amended and restated effective as of March 13, 2001, as further amended by that certain Amendment No. 1 to Amended and Restated Registration and Information Rights Agreement effective as of October 26, 2001 (the "RESTATED AGREEMENT").

         B. The Company, the Series A Holder, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series F Holders, Transamerica and the Founders wish to induce the Purchasers to purchase the Series G Preferred Stock by amending and restating the Restated Agreement to add the Purchasers as parties and make certain other changes.

         C. Section 11 of the Restated Agreement allows for amendment and the addition of parties with the consent of the Company, the holders of a majority of the Registrable Securities and the holders of a majority of the Registrable Securities of any class affected in a manner different from the holders generally.

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         D.       The obligations of the Company and the Purchasers under the
Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company and the Purchasers.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, all parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "CONVERSION STOCK" means the Common Stock issued or issuable pursuant to (i) conversion of the Preferred Stock and (ii) the Series F Warrants (or any underlying convertible security issued or issuable pursuant to such warrants), to the extent not otherwise already included in clause (i).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "FOUNDERS' STOCK" means the Common Stock acquired by the Founders pursuant to the Founder's Stock Purchase Agreements with the Company; provided, however, that, for the purposes of Sections 5.1, 5.2 and 5.3, Founders' Stock shall not include any Common Stock subject to a right of repurchase in favor of the Company pursuant to a Founder's Stock Purchase Agreement between the Company and a Founder unless, until, and to the extent that such right of repurchase has lapsed.

                  "HOLDER" means any Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser, Founder, Transamerica or Warrant Holder holding Registrable Securities, or any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 5.10 hereof.

                  "INITIATING HOLDERS" means any Holder or Holders who, in the aggregate, hold not less than the required percentage of the Registrable Securities then outstanding (the "REQUIRED PERCENTAGE"). The Required Percentage shall be (i) 50% for the purposes of Section 5.1 or (ii) 25% for the purposes of
Section 5.3 hereof, in each case exclusive of Founder's Stock.

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                  "PREFERRED STOCK" shall mean the Series A Preferred Stock, the
Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, and Series F Preferred Stock and Series G Preferred Stock of the Company.

                  "REGISTRABLE SECURITIES" means (i) the Conversion Stock, (ii) the Founders' Stock, (iii) the Warrant Stock, (iv) any Common Stock of the Company issued or issuable in respect of any of the foregoing upon any conversion, stock split, stock dividend, recapitalization, or similar event; provided, however, that securities shall only be treated as Registrable Securities if and so long as (i) they have not been registered or sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction and (ii) the registration rights with respect to such securities have not terminated pursuant to Section 5.11.

                  The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5.1,
5.2 and 5.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company). Registration Expenses shall also include the fees and disbursements for one special counsel to the selling stockholders, not to exceed $20,000 per registration, for one (1) registration pursuant to
Section 5.1, one (1) registration pursuant to Section 5.2 and three (3) registrations pursuant to Section 5.3 hereof.

                  "RESTRICTED SECURITIES" shall mean the securities of the Company required to bear the legends set forth in Section 3 hereof.

                  "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar Federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all fees and disbursements of counsel for any Holder.

                  "WARRANTS" shall mean (i) the warrant for the purchase of 17,500 shares of Common Stock issued to Transamerica on March 26, 1999, (ii) the warrant for the purchase of 4,375 shares of Common Stock issued to Transamerica on May 31, 2000, (iii) the warrant for the purchase of 19,133 shares of Series F Preferred Stock issued to Transamerica on September 28, 2001, (iv) any other warrant issued in connection with the Loan and Security Agreement between the Company and Transamerica Business Credit Corporation dated March 26, 1999, as amended from time to time and

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(v) all warrants to purchase Common Stock issued in connection with the Closing of the sale of the Series F Preferred Stock on March 13, 2001.

                  "WARRANT STOCK" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

         2. RESTRICTIONS ON TRANSFERABILITY. The Preferred Stock, the Conversion Stock, the Founders' Stock, the Warrants, the Warrant Stock and any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder or transferee will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Holder or transferee to agree to take and hold such securities subject to the restrictions and upon the conditions specified in this Agreement, including without limitation the restrictions set forth in Sections 7 and 10.

         3. RESTRICTIVE LEGEND. Each certificate representing the Preferred Stock, the Conversion Stock, the Founders' Stock, the Warrant Stock or any other securities issued in respect of such stock upon any stock split, stock dividend, recapitalization, merger, or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with legends in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SHARES GENERALLY MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP PERIOD OF UP TO 180-DAYS FOLLOWING THE EFFECTIVE DATE OF CERTAIN REGISTRATION STATEMENTS OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH LOCKUP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

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                  Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of its capital stock in order to implement the restrictions on transfer established in this Agreement.

         4. NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Without in any way limiting the immediately preceding sentence, no sale, assignment, transfer or pledge of Restricted Securities shall be made by any holder thereof to any person unless such person shall first agree in writing to be bound by the restrictions of this Agreement including, without limitation, Section 7 and this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, the holder shall also provide, at such holder's expense, either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company; provided, however, that the Company shall not request an opinion of counsel or a "no action" letter with respect to (i) a transfer not involving a change in beneficial ownership, (ii) a transaction involving the distribution without consideration of Restricted Securities by the holder to its constituent partners or members in proportion to their ownership interests in the holder, (iii) a transaction involving the transfer without consideration of Restricted Securities by an individual holder during such holder's lifetime by way of gift or on death by will or intestacy, or (iv) a transfer or assignment by The Goldman Sachs Group, L.P. and/or its affiliates (collectively, "GOLDMAN") to a successor entity in connection with a public offering by Goldman. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and counsel for the Company such legend is not required in order to establish compliance with any provision of the Securities Act. Notwithstanding the foregoing, each holder of Restricted Securities agrees that it will not request that a transfer of the Restricted Securities be made or that the legend set forth in Section 3 be removed from the certificate representing the Restricted Securities, solely in reliance on Rule 144(k) if, as a result thereof, the Company would be rendered subject to the reporting requirements of the Exchange Act.

         5. REGISTRATION.

                  5.1      REQUESTED REGISTRATION.

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                           (a)      Request for Registration. In case the
Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to shares of Registrable Securities, the Company will:

                                    (i)      promptly give written notice of the
proposed registration to all other Holders; and

                                    (ii)     as soon as practicable, use its
best efforts to effect such registration as part of a firm commitment underwritten public offering with underwriters reasonably acceptable to the Initiating Holders and the Company (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request by delivering a written notice to such effect to the Company within twenty (20) days after the date of such written notice from the Company.

         Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect or complete any such registration pursuant to this
Section 5.1:

                                             (A)      Prior to the earlier of
(i) 180 days after the effective date of the Company's first registered public offering of its Common Stock or (ii) December 31, 2004;

                                             (B)      Unless the requested
registration would include at least 20% of the Registrable Securities or any lesser percentage so long as the aggregate offering price of all Registrable Securities sought to be registered by all Holders, net of underwriting discounts and commissions, would exceed $30,000,000;

                                             (C)      During the period starting
with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                             (D)      After the Company has
effected one registration pursuant to this subparagraph 5.1(a), and such registration has been declared or ordered effective; or

                                             (E)      If the Company shall
furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future. In such case, the Company's obligation to use its

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best efforts to register, qualify or comply under this Section 5.1(a) shall be deferred for a period not to exceed 180 days from the date of receipt of the written request from the Initiating Holders, provided that the Company may not exercise this deferral right more than once per twelve month period.

         Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                           (b)      Underwriting. In the event of a registration
pursuant to Section 5.1, the Company shall advise the Holders as part of the notice given pursuant to Section 5.1(a)(i) that the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall, together with all Holders proposing to distribute their securities through such underwriting, enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this
Section 5.1, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders requesting to be included in the registration and underwriting, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement, provided, however, that in the event of such limitation on the number of shares to be underwritten, then no shares of Founder's Stock shall be included unless all shares of Registrable Securities held requested by the Holders other than the Founders, including any shares issued in respect thereof upon conversion or otherwise, to be included in such underwriting are so included. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company.

                  5.2      COMPANY REGISTRATION.

                           (a)      Notice of Registration. If at any time or
from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a Holder or other holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the

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only equity security being registered is Common Stock issuable upon conversion of convertible debt securities which are also being registered, the Company will:

                                    (i)      promptly give to each Holder
written notice thereof; and

                                    (ii)     include in such registration (and
any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after the date of such written notice from the Company, by any Holder.

                           (b)      Underwriting. If the registration of which
the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

                           All Holders proposing to distribute their securities
through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration (i) in the case of the Company's initial public offering, to zero, and (ii) in the case of any other offering, to an amount no less than 33-1/3% of all shares to be included in such offering. The Company shall so advise all Holders requesting to be included in the registration and underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders requesting to be included in the registration and underwriting in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by them at the time of filing the registration statement, provided, however, that in the event of such limitation on the number of shares to be underwritten, then no shares of Founder's Stock shall be included unless all shares of Registrable Securities held requested by the Holders other than the Founders to be included in such underwriting are so included. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company.

                           (c)      Right to Terminate Registration. The Company
shall have the right to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

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                  5.3      REGISTRATION ON FORM S-3.

                           (a)      Request for Registration. In case the
Company shall receive from Initiating Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 5.3 in any twelve (12) month period. If such offer is to be an underwritten offer, the underwriters must be acceptable to both the Initiating Holders and the Company. The Company shall inform the other Holders of the proposed registration and offer them upon at least twenty (20) days written notice the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(b) shall be applicable to each such registration initiated under this Section 5.3.

                           (b)      Notwithstanding the foregoing, the Company
shall not be obligated to take any action pursuant to this Section 5.3:

                                    (i)      If the Company, within ten (10)
days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within ninety (90) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

                                    (ii)     During the period starting with the
date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                                    (iii)    If the Company shall furnish to the
Initiating Holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors, it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 180 days from the receipt of the request to file such registration by such Initiating Holder or Holders, provided that the Company may not exercise this deferral right more than once per twelve month period.

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                  5.4      SUBSEQUENT REGISTRATION RIGHTS.

                           (a)      Without the consent of any holder of
Registrable Securities hereunder, the Company may grant to any holder of securities of the Company registration rights inferior to those granted hereunder.

                           (b)      Subject to Section 11, the Company may enter
into an agreement granting any holder or prospective holder of any securities of the Company registration rights superior to or on a pari passu basis with the rights granted the Holders hereunder only if the Company first obtains the written consent of the holders of a majority of the Registrable Securities.

                  5.5 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with (i) one registration pursuant to Section 5.1, (ii) all registrations pursuant to Section 5.2, and (iii) all registrations pursuant to Section 5.3 shall be borne by the Company. Notwithstanding the foregoing, in the event that Initiating Holders cause the Company to begin a registration pursuant to Section 5.1 or Section 5.3, and the request for such registration is subsequently withdrawn by the Initiating Holders or such registration is not completed due to failure to meet the net proceeds requirement set forth in such section or is otherwise not successfully completed due to no fault of the Company, all Holders shall be deemed to have forfeited their right to one registration under Section 5.1, or a registration under Section 5.3 for a period of 12 months, as applicable, unless the Initiating Holders pay for, or reimburse the Company for, the Registration Expenses incurred in connection with such withdrawn or incomplete registration. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered or proposed to be so registered.

                  5.6 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. The Company will:

                           (a)      Prepare and file with the Commission a
registration statement and such amendments and supplements as may be necessary and use its best efforts to cause such registration statement to become and remain effective for at least 90 days or until the distribution described in the registration statement has been completed, whichever first occurs; and

                           (b)      Furnish to the Holders participating in such
registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                  5.7      INDEMNIFICATION.

                           (a)      The Company will indemnify each Holder, each
of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of

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the Securities Act, with respect to which registration has been effected pursuant to this Agreement, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or controlling person, and stated to be specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any Holder, if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act, and if the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage.

                           (b)      Each Holder will, if Registrable Securities
held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, other holders of the Company's securities covered by such registration statement, each person who controls the Company within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, the Exchange Act, state securities laws or any rule or regulation promulgated under such laws applicable to the Holder, and will reimburse the Company, such other Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, but in the case of the Company or the other Holders or their officers, directors or controlling persons, only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this subsection 5.7(b) shall be limited to an amount equal to the net proceeds from the offering received by such Holder.

                           (c)      Each party entitled to indemnification under
this Section 5.7 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or there are separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (whose consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  5.8 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration referred to in this Agreement.

                  5.9 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use all reasonable efforts to:

                           (a)      Make and keep public information available,
as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Exchange Act;

                           (b)      File with the Commission in a timely manner
all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                           (c)      So long as a Holder owns any Restricted
Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

                  5.10 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted to Holders under Sections 5.1, 5.2 and 5.3 may be assigned to a transferee or assignee reasonably acceptable to the Company in connection with any transfer or assignment of Registrable Securities by the Holder provided that: (i) such transfer is otherwise effected in accordance with applicable securities laws and the terms of this Agreement, (ii) such assignee or transferee (together with its affiliates, as such term is defined in Rule 405 of the Securities Act) acquires at least 500,000 shares (as adjusted for stock splits, stock dividends, stock combinations and the like) of Registrable Securities (including Preferred Stock convertible into Registrable Securities), (iii) written notice is promptly given to the Company and (iv) such transferee agrees to be bound by the provisions of this Agreement. Notwithstanding the foregoing, the rights to cause the Company to register securities may be assigned without compliance with item (ii) above to (x) any constituent partner or member of a Holder which is a partnership or limited liability company, or an affiliate (as such term is defined in Rule 405 of the Securities Act) of a Holder which is a corporation, partnership or limited liability company, a successor entity to any of the foregoing, or an officer, shareholder or other equity holder of a Holder and, in the case of this clause
(x), such person shall be deemed "reasonably acceptable" to the Company, or (y) a family member or trust for the benefit of a Holder who is an individual, or a trust for the benefit of a family member of such a Holder.

                  5.11 TERMINATION OF REGISTRATION RIGHTS. The rights granted pursuant to Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate as to any Holder upon the earlier of (i) the date five years after the effective date of the Company's initial public offering and (ii) provided that the Company's shares are traded on a national stock exchange or the Nasdaq National Market System, such time as the Registrable Securities held by the Holder represent less than 1% of the outstanding capital stock of the Company or such Holder may sell all of such Registrable Securities in any single three-month period under Rule 144.

         6. FINANCIAL INFORMATION RIGHTS.

                           (a)      The Company will provide the following
reports to each Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder and Purchaser who continues to hold shares of Preferred Stock or Conversion Stock:

                                    (i)      As soon as practicable after the
end of each fiscal year, and in any event within 120 days after the end of each such fiscal year, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flows and stockholders' equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of national standing selected by the Company, and a capitalization table in reasonable detail for such fiscal year; and

                                    (ii)     As soon as practicable after the
end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than accompanying notes), subject to changes resulting from year-end audit adjustments, in reasonable detail and signed by the principal financial or accounting officer of the Company, and a capitalization table in reasonable detail for such quarterly period.

                           (b)      The Company will provide the following
information to each Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder and Purchaser that continues to hold at least 1,500,000 shares of Registrable Securities:

                                    (i)      At least 30 days prior to the
beginning of each fiscal year, a budget as adopted by the Company's Board of Directors for the fiscal year; and

                                    (ii)     As soon as practicable after the
end of the first and second month of each quarterly accounting period, a consolidated balance sheet of the Company and its subsidiaries (if any), as of the end of each such monthly period, and consolidated statements of operations and consolidated statements of cash flows of the Company and its subsidiaries (if any), for such persons and for the current quarter to date, prepared in accordance with generally accepted accounting principles (other than accompanying notes), subject to changes resulting from quarter-end and year-end adjustments, in reasonable detail and signed by the principal financial or accounting officer of the Company.

                           (c)      For purposes of determining the minimum
holdings pursuant to this Section 6, any Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder or Purchaser that is a partnership or limited liability company shall be deemed to hold any Preferred Stock originally purchased by such Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder or Purchaser and subsequently distributed to constituent partners or members of such Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder or Purchaser, but which have not been resold by such partners or members. If the partnership or limited liability company is still in existence, the Company may satisfy any obligation to distribute reports to individual partners of the partnership or members of a limited liability company by delivering a single copy of each report to the partnership or limited liability company as agent for the constituent partners or members.

                           (d)      The rights granted pursuant to Section 6(b)
may be assigned to any transferee, other than a competitor or potential competitor of the Company (as reasonably determined by the Company's Board of Directors), that holds or acquires (together with its affiliates, as such term is defined in Rule 405 of the Securities Act) at least 1,500,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, stock combinations and the like), so long as such transferee agrees in writing to be bound by the provisions of Section 6(e), below.

                           (e)      Each Series A Holder, Series B Holder,
Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser or transferee of rights under this Section 6 acknowledges and agrees that any information obtained pursuant to this Section 6 which may be considered nonpublic information will be maintained in confidence by such Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser or transferee and will not be utilized by such Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser or transferee in connection with purchases or sales of the Company's securities except in compliance with applicable state and Federal securities laws.

                           (f)      The covenants of the Company set forth in
this Section 6 shall terminate and be of no further force or effect upon the closing of a firm commitment underwritten public offering or at such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, whichever shall occur first.

         7. LOCKUP AGREEMENT. Each Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser, Founder, Transamerica, Warrant Holder and transferee who receives Conversion Stock, Founders' Stock, Warrant Stock and any Common Stock of the Company issued or issuable in respect of any of the foregoing upon any conversion, stock split, stock dividend, recapitalization, or similar event, hereby agrees that, in connection with the first registration of the offering of any securities of the Company under the Securities Act for the account of the Company, if so requested by the Company or any representative of the underwriters (the "MANAGING UNDERWRITER"), such Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser, Founder, Transamerica, Warrant Holder or transferee shall not sell or otherwise transfer any securities of the Company during the period specified by the Company's Board of Directors at the request of the Managing Underwriter (the "MARKET STANDOFF PERIOD"), with such period not to exceed 180 days following the effective date of the registration statement of the Company filed under the Securities Act with respect to such offering. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period. The Company shall use its reasonable best efforts to place similar contractual lockup restrictions on all capital stock issued now or hereafter to officers, directors, employees and consultants of the Company, and holders of registration rights with respect to capital stock of the Company, unless determined otherwise by the Company's Board of Directors (including the affirmative vote of a majority of the directors designated by the holders of Preferred Stock, for so long as the holders of Preferred Stock, voting as a separate class, are entitled, under the Company's Certificate of Incorporation, to elect directors). Notwithstanding the foregoing, the provisions of this
Section 7 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a transaction within Rule 145 of the Securities Act on Form S-4 or similar form which may be promulgated in the future. Notwithstanding the foregoing, Goldman may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of their business to the extent Goldman would have engaged in these activities without regard to its ownership of shares of the Company's Series D Preferred Stock, Series E Preferred or Stock Series F Preferred Stock.

         8. (INTENTIONALLY LEFT BLANK)

         9. (INTENTIONALLY LEFT BLANK)

         10. VOTING AGREEMENT. In connection with any election of the Company's Board of Directors, the Holders and Founders hereby agree to vote all shares of Common Stock then held by them in favor of electing the Company's chief executive officer, currently Reed D. Taussig, and Andrew L. Swett to the Board of Directors. For so long as the Company's Certificate of Incorporation provides that the holders of Common Stock exclusively are entitled to fill one or more Board seats, the seats so filled by the Company's chief executive officer and Andrew L. Swett shall be deemed to constitute two (2) of such seats to be filled exclusively by the holders of Common Stock. This Section 10 is intended by the parties hereto to be a voting agreement within the meaning of Section 218(c), or any successor provision, of the General Corporation Law of Delaware. Each certificate representing the stock subject to this voting agreement shall be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legends required by agreement or by applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT SET FORTH IN AN AGREEMENT BETWEEN THE HOLDER, THE ISSUER, AND CERTAIN OTHER HOLDERS OF STOCK OF THE ISSUER, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.

         The requirements of this Section 10 shall terminate and be of no further force or effect upon the closing of the Company's initial public offering of its Common Stock pursuant to a registration statement declared effective by the Commission.

         11. AMENDMENT. Except as otherwise provided above, additional parties may be added to this Agreement, any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities then outstanding. Notwithstanding the foregoing, no amendment shall be made to this Agreement which by its terms adversely affects, or which was motivated primarily by an intent to adversely affect, a particular class of Holders (i.e., Founders, Series A Holder, Series B Holders, Series C Holders, Series D Holders, Series E Holders, Series F Holders, Purchasers, Transamerica or Warrant Holder) in a manner differently from the other Holders without the written consent of a majority of the Registrable Securities held by the Holders in such adversely affected class. In addition, the Founders hereby agree that any amendment pursuant to Section
5.4 in connection with any subsequent rounds of financing described therein shall not require the consent of the Founders. Any amendment or waiver effected in accordance with Section 5.4 or Section 11, as applicable, shall be binding upon each Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder, Purchaser, Founder, Transamerica, Warrant Holder or Holder of Registrable Securities at the time outstanding, each future holder of any of such securities, and the Company. The Company, the Holders and the Founders hereby agree that, with the exception of Section 8 of the Restated Agreement, which shall remain in full force and effect among the parties to the Restated Agreement, this Agreement shall supersede the Restated Agreement in all respects, and that the Restated Agreement shall have no further force or effect from and after the date hereof.

         Notwithstanding the foregoing, the Holders and the Founders hereby consent to the Amendment of this Agreement for the purpose of adding as additional parties purchasers of additional shares of Series G Preferred Stock in one or more closings after the date hereof pursuant to the terms of the Purchase Agreement.

         12. GOVERNING LAW. Except for Section 10 ("VOTING AGREEMENT"), which by its terms is intended to be governed by Delaware law, this Agreement shall be governed in all respects by the internal laws of the State of California without regard to conflict of laws provisions.

         13. ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and Agreement among the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of, the parties hereto.

         14. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by facsimile transmission, by hand or by messenger, addressed:

                  (a) if to a Holder, at such Holder's address as set forth in Exhibit A, or at such other address as such Holder shall have furnished to the Company.

                  (b)      if to the Company, to:

                           Callidus Software Inc.
                           160 West Santa Clara Avenue
                           15th Floor
                           San Jose, California 95113
                           Attn: Reed D. Taussig
                           Fax: (408) 271-2662
         or at such other address as the Company shall have furnished to the Holders, with a copy to:

                           Davis Polk & Wardwell
                           1600 El Camino Real
                           Menlo Park, CA 94025
                           Attn: Francis S. Currie, Esq.
                           Fax: (650) 752-2111

                  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, if sent by facsimile, the first business day after the date of confirmation that the facsimile has been successfully transmitted to the facsimile number for the party notified, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                                  "COMPANY"

                                                  Callidus Software Inc.,
                                                  a Delaware Corporation

                                                  By: /s/ Reed D. Taussig
                                                      --------------------------
                                                      Reed D. Taussig, President

                                        "PURCHASERS"

                                        ONSET ENTERPRISE ASSOCIATES II,
                                          L.P.

                                        By: OEA II Management, L.P., The
                                            General Partner of ONSET Enterprise
                                            Associates II, L.P.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        ONSET ENTERPRISE ASSOCIATES
                                          III, L.P.

                                        By: OEA III Management, L.P., The
                                            General Partner of ONSET Enterprise
                                            Associates III, L.P.

                                        By: /s/ Terry Opdendyk
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CROSSPOINT VENTURE PARTNERS
                                          LS 2000

                                        By: /s/ John Mumford
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EAGLE VENTURES WF, LLC

                                        By: /s/ Kevin Spreng
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CRESCENDO WORLD FUND, LLC

                                        By: Crescendo Ventures WF, LLC,
                                            Managing Member

                                        By: /s/ Kevin Spreng
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CROSSPOINT VENTURE PARTNERS
                                          1997 L.P.

                                        By: CROSSPOINT ASSOCIATES 1997,
                                            L.L.C., General Partner

                                        By: /s/ John Mumford
                                            ------------------------------------
                                            Name:
                                            Title:

                                        PRISMA GERMAN AMERICAN
                                          VENTURE PARTNERS GBR

                                        By: Crescendo Capital Management,
                                            LLC

                                        By: /s/ Kevin Spreng
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ________________________________________

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        CHANCELLOR V, L.P.

                                        By: IPC Direct Associates V, L.L.C.,
                                            its General Partner

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By:      /s/ Johnston Evans
                                            ------------------------------------
                                        Name:
                                        Title:

                                        CHANCELLOR V-A, L.P.

                                        By: IPC Direct Associates V, L.L.C.,
                                            its General Partner

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By:      /s/ Johnston Evans
                                            ------------------------------------
                                        Name:
                                        Title:

                                        EUROMEDIA VENTURE FUND (cotenancy
                                        of IPC Direct Associates V, L.L.C. and
                                        EuroMedia Venture Belgique SA)

                                        By: IPC EuroMedia Associates, L.L.C.,
                                            its Managing Member

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By:      /s/ Johnston Evans
                                            ------------------------------------
                                        Name:
                                        Title:

                                        CITIVENTURE 2000, L.P.

                                        By: IPC Direct Associates V, L.L.C.,
                                            its General Partner

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By:      /s/ Johnston Evans
                                            ------------------------------------
                                        Name:
                                        Title:

                                        "HOLDERS"

                                        THE GOLDMAN SACHS GROUP, INC.

                                        By:      /s/ John Bowman
                                            ------------------------------------
                                            Name: John E. Bowman
                                            Title: Attorney-in Fact

                                        STONE STREET FUND 1998, L.P.
                                        By: Stone Street 1998, L.L.C.


                                        By:      /s/ John Bowman
                                            ------------------------------------
                                            Name: John E. Bowman
                                            Title: Vice President

                                        STONE STREET FUND 1999, L.P.
                                        By: Stone Street 1999, L.L.C.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        BRIDGE STREET FUND 1998, L.P.
                                        By: Stone Street 1998, L.L.C.


                                        By:      /s/ John Bowman
                                            ------------------------------------
                                            Name: John E. Bowman
                                            Title: Vice President

                                        ONSET ENTERPRISE ASSOCIATES II,
                                            L.P.

                                        By: OEA II Management, L.P., The
                                            General Partner of ONSET Enterprise
                                            Associates II, L.P.

                                        By: /s/ Terry Opdendyk
                                            ------------------------------------
                                            Name:
                                            Title:

                                        ONSET ENTERPRISE ASSOCIATES
                                            III, L.P.

                                        By: OEA III Management, L.P., The
                                            General Partner of ONSET Enterprise
                                            Associates III, L.P.

                                        By: /s/ Terry Opdendyk
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CROSSPOINT VENTURE PARTNERS
                                            LS 2000

                                        By: /s/ John Mumford
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EAGLE VENTURES WF, LLC

                                        By: /s/ Kevin Spreng
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CRESCENDO WORLD FUND, LLC

                                        By: Crescendo Ventures WF, LLC,
                                            Managing Member

                                        By: /s/ Kevin Spreng
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CROSSPOINT VENTURE PARTNERS
                                          1997 L.P.

                                        By: CROSSPOINT ASSOCIATES 1997,
                                            L.L.C., General Partner

                                        By: /s/ John Mumford
                                            ------------------------------------
                                            Name:
                                            Title:

                                        PRISMA GERMAN AMERICAN
                                          VENTURE PARTNERS GBR

                                        By: Crescendo Capital Management,
                                            LLC

                                        By: /s/ Kevin Spreng
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CHANCELLOR V, L.P.

                                        By: IPC Direct Associates V, L.L.C.,
                                            its General Partner

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CHANCELLOR V-A, L.P.

                                        By: IPC Direct Associates V, L.L.C.,
                                            its General Partner

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        EUROMEDIA VENTURE FUND (cotenancy
                                        of IPC Direct Associates V, L.L.C. and
                                        EuroMedia Venture Belgique SA)

                                        By: IPC EuroMedia Associates, L.L.C.,
                                            its Managing Member

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By: ____________________________________
                                        Name:
                                        Title:

                                        CITIVENTURE 2000, L.P.

                                        By: IPC Direct Associates V, L.L.C.,
                                            its General Partner

                                        By: INVESCO Private Capital, Inc.,
                                            its Managing Member

                                        By:      /s/ Johnston Evans
                                            ------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                          (to the Amended and Restated

                  Registration and Information Rights Agreement

                              dated March 13, 2001)

                               SCHEDULE OF HOLDERS

"THE FOUNDERS"

Andrew L. Swett                         492,224 shares of Common Stock
2004 Avy Avenue
Menlo Park, CA 94025
Scott Kitayama                          210,901 shares of Common Stock
209 Cypress Point Drive
Mountain View, CA 94043

"THE SERIES A HOLDER"

ONSET ENTERPRISE ASSOCIATES II, L.P.    1,000,000 shares of Series A Preferred
2490 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

"THE SERIES B HOLDERS"

ONSET ENTERPRISE ASSOCIATES II, L.P.    600,000 shares of Series B Preferred
2490 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

CROSSPOINT VENTURE PARTNERS 1997 L.P.   1,000,000 shares of Series B Preferred
2925 Woodside Road                      Stock
Woodside, CA 94062
Attn: John Mumford
Fax: (650) 851-7661

"THE SERIES C HOLDERS"

ONSET ENTERPRISE ASSOCIATES II, L.P.    761,422 shares of Series C Preferred
2490 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

CROSSPOINT VENTURE PARTNERS 1997 L.P.   634,518 shares of Series C Preferred
2925 Woodside Road                      Stock
Woodside, CA 94062
Attn: John Mumford
Fax: (650) 851-7661

CRESCENDO WORLD FUND, LLC (formerly     1,332,145 shares of Series C Preferred
IAI WORLD FUND, LLC)                    Stock
800 LaSalle Avenue, Suite 2250
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

EAGLE VENTURES WF, LLC                  63,794 shares of Series C Preferred
800 LaSalle Avenue, Suite 2250          Stock
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

PRISMA GERMAN AMERICAN VENTURE          126,904 shares of Series C Preferred
PARTNERS GBR                            Stock
800 LaSalle Avenue, Suite 2250
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

WS INVESTMENT COMPANY 98A               12,690 shares of Series C Preferred
c/o Wilson Sonsini Goodrich & Rosati    Stock
650 Page Mill Road
Palo Alto, CA  94304
Attn: Gail Husick
Fax: (650) 493-6811

HUSICK FAMILY TRUST U/D/T FEB. 7, 1996  12,690 shares of Series C Preferred
c/o Wilson Sonsini Goodrich & Rosati    Stock
650 Page Mill Road
Palo Alto, CA  94304
Attn: Gail Husick
Fax: (650) 493-6811

"THE SERIES D HOLDERS"

THE GOLDMAN SACHS GROUP, L.P.           1,941,748 shares of Series D Preferred
85 Broad Street                         Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

STONE STREET FUND 1999, L.P.            323,624 shares of Series D Preferred
85 Broad Street                         Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

STONE STREET FUND 1998, L.P.            248,597 shares of Series D Preferred
85 Broad Street                         Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

BRIDGE STREET FUND 1998, L.P.           75,027 shares of Series D Preferred
85 Broad Street                         Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

ONSET ENTERPRISE ASSOCIATES II, L.P.    323,624 shares of Series D Preferred
2490 Sand Hill Road                     Stock
Menlo Park, CA 94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

CROSSPOINT VENTURE PARTNERS 1997 L.P.   323,624 shares of Series D Preferred
2925 Woodside Road                      Stock
Woodside, CA 94062
Attn: John Mumford
Fax: (650) 851-7661

PRISMA GERMAN AMERICAN VENTURE          53,938 shares of Series D Preferred
PARTNERS GBR                            Stock
800 LaSalle Avenue, Suite 2250
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

EAGLE VENTURES WF, LLC                  27,114 shares of Series D Preferred
800 LaSalle Avenue, Suite 2250          Stock
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

CRESCENDO WORLD FUND, LLC               566,197 shares of Series D Preferred
800 LaSalle Avenue, Suite 2250          Stock
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

"THE SERIES E HOLDERS"

THE GOLDMAN SACHS GROUP, INC.           145,834 shares of Series E Preferred
85 Broad Street                         Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

STONE STREET FUND 1998, L.P.            16,000 shares of Series E Preferred
85 Broad Street                         Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

BRIDGE STREET FUND 1998, L.P.           4,833 shares of Series E Preferred Stock
85 Broad Street
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

ONSET ENTERPRISE ASSOCIATES II, L.P.    41,666 shares of Series E Preferred
2490 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

CROSSPOINT VENTURE PARTNERS LS 1999     833,334 shares of Series E Preferred
2925 Woodside Road                      Stock
Woodside, CA 94062
Attn: John Mumford
Fax: (650) 851-7661

PRISMA GERMAN AMERICAN VENTURE          52,500 shares of Series E Preferred
PARTNERS GBR                            Stock
800 LaSalle Avenue, Suite 2250
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

CRESCENDO WORLD FUND, LLC               477,150 shares of Series E Preferred
800 LaSalle Avenue, Suite 2250          Stock
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

EAGLE VENTURES WF, LLC                  23,333 shares of Series E Preferred
800 LaSalle Avenue, Suite 2250          Stock
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

The Alexander Group, Inc.               58,334 shares of Series E Preferred
90 New Montgomery St.                   Stock
Suite 250
San Francisco, CA 94105
Attn: Robert Conti
Fax: (415) 550-6411

Robert Conti                            8,334 shares of Series E Preferred Stock
834 Dolores St.
San Francisco, CA 94110
Fax: (415) 550-6411

David Cichelli                          8,334 shares of Series E Preferred Stock
11 Trivota
Irvine, CA 92720
(714) 838-9367

Gary Tubridy                            8,334 shares of Series E Preferred Stock
14 Glen Avon
Riverside, CT 06878
Fax: (203) 637-4923

Robert Hawk                             35,000 shares of Series E Preferred
2925 Woodside Road                      Stock
Woodside, CA 94062
Fax: (650) 851-7661

ONSET ENTERPRISE ASSOCIATES II, L.P.    41,668 shares of Series E Preferred
2400 Sand Hill Road, Suite 150          Stock
Menlo Park, CA  94025
Attn: Terry L. Opdendyk
Fax: (650) 529-0777

ONSET ENTERPRISE ASSOCIATES III, L.P.   500,000 shares of Series E Preferred
2400 Sand Hill Road, Suite 150          Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

"TRANSAMERICA"

TRANSAMERICA BUSINESS CREDIT            17,500 shares of Warrant Stock
CORPORATION FUNDING TRUST II
Riverway II, West Office Tower
9399 West Higgins Road
Rosemont, IL 60018
Attn: Legal Department

TRANSAMERICA BUSINESS CREDIT            4,375 shares of Warrant Stock
CORPORATION FUNDING TRUST II
Riverway II, West Office Tower
9399 West Higgins Road
Rosemont, IL 60018
Attn: Legal Department

TRANSAMERICA BUSINESS CREDIT            Warrant to purchase 19,133 shares of
CORPORATION FUNDING TRUST II            Series F Preferred Stock
Riverway II, West Office Tower
9399 West Higgins Road
Rosemont, IL 60018
Attn: Legal Department

"WARRANT HOLDERS"

CRESCENDO WORLD FUND, LLC (formerly     Warrant to purchase 29,946 shares of
IAI WORLD FUND, LLC)                    Common Stock
800 LaSalle Avenue, Suite 2250
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

CROSSPOINT VENTURE PARTNERS LS 2000     Warrant to purchase 147,546 shares of
2925 Woodside Road                      Common Stock
Woodside, CA 94062
Attn: John Mumford
Fax: (650) 851-7661

EAGLE VENTURES WF, LLC                  Warrant to purchase 1,434 shares of
800 LaSalle Avenue, Suite 2250          Common Stock
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

THE GOLDMAN SACHS GROUP, INC.           Warrant to purchase 103,053 shares of
85 Broad Street                         Common Stock
New York, NY 10004
Attn: Randall A. Blumenthal
Fax: (212) 357-5505

ONSET ENTERPRISE ASSOCIATES II, L.P.    Warrant to purchase 123,898 shares of
2400 Sand Hill Road, Suite 150          Common Stock
Menlo Park, CA  94025
Attn: Terry L. Opdendyk
Fax: (650) 529-0777

ONSET ENTERPRISE ASSOCIATES III, L.P.   Warrant to purchase 123,900 shares of
2400 Sand Hill Road, Suite 150          Common Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

PRISMA GERMAN AMERICAN VENTURE          Warrant to purchase 2,853 shares of
PARTNERS GBR                            Common Stock
800 LaSalle Avenue, Suite 2250
Minneapolis, MN  55402
Attn: James Behnke
Fax: (612) 607-2801

STONE STREET FUND 1999, L.P.            Warrant to purchase 17,176 shares of
85 Broad Street                         Common Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

STONE STREET FUND 1998, L.P.            Warrant to purchase 13,194 shares of
85 Broad Street                         Common Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

BRIDGE STREET FUND 1998, L.P.           Warrant to purchase 3,982 shares of
85 Broad Street                         Common Stock
New York, NY 10004
Attn: Martin Stapleton
Fax: (212) 357-5505

"THE SERIES F HOLDERS"

CROSSPOINT VENTURE PARTNERS LS 2000     5,102,041 shares of Series F Preferred
2925 Woodside Road                      Stock
Woodside, CA  94062
Attn: John Mumford
Fax: (650) 851-7661

ONSET ENTERPRISE ASSOCIATES II, LP      460,757 shares of Series F Preferred
2400 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

ONSET ENTERPRISE ASSOCIATES III, L.P.   460,756 shares of Series F Preferred
2400 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

CRESCENDO WORLD FUND, LLC               586,084 shares of Series F Preferred
480 Cowper Street                       Stock
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

EAGLE VENTURES WF, LLC                  28,067 shares of Series F Preferred
480 Cowper Street                       Stock
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

PRISMA GERMAN AMERICAN                  10,609 shares of Series F Preferred
VENTURE PARTNERS GBR                    Stock
480 Cowper Street
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

GOLDMAN SACHS GROUP, INC.               387,774 shares of Series F Preferred
480 Cowper Street                       Stock
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

STONE STREET FUND 1999, L.P.            64,629 shares of Series F Preferred
480 Cowper Street                       Stock
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

STONE STREET FUND 1998, L.P.            49,646 shares of Series F Preferred
480 Cowper Street                       Stock
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

BRIDGE STREET FUND 1998, L.P.           14,983 shares of Series F Preferred
480 Cowper Street                       Stock
Suite 300
Palo Alto, CA  94301
Attn: Richard Grogan-Crane
Fax: (650) 470-1201

Chancellor V, L.P.                      1,000,510 shares of Series F Preferred
INVESCO Private Capital, Inc.           Stock 200,102 Warrant Shares
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

Chancellor V-A, L.P.                    468,878 shares of Series F Preferred
INVESCO Private Capital, Inc.           Stock 93,775 Warrant Shares
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

EUROMEDIA VENTURE FUND.                 925,255 shares of Series F Preferred
INVESCO Private Capital, Inc.           Stock 185,051 Warrant Shares
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

CITIVENTURE 2000, L.P.                  156,378 shares of Series F Preferred
INVESCO Private Capital, Inc.           Stock 31,275 Warrant Shares
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

"THE SERIES G HOLDERS"

CROSSPOINT VENTURE PARTNERS 2000 Q,     3,532,118 shares of Series G Preferred
  L.P                                   Stock
2925 Woodside Road
Woodside, CA  94062
Attn: John Mumford
Fax: (650) 851-7661

CROSSPOINT VENTURE PARTNERS 2000, L.P   404,139 shares of Series G Preferred
2925 Woodside Road                      Stock
Woodside, CA  94062
Attn: John Mumford
Fax: (650) 851-7661

ONSET ENTERPRISE ASSOCIATES III, L.P.   1,200,000 shares of Series G Preferred
2400 Sand Hill Road                     Stock
Menlo Park, CA  94025
Attn: Terry Opdendyk
Fax: (650) 529-0777

CRESCENDO WORLD FUND, LLC               1,164,246 shares of Series G Preferred
800 LaSalle Avenue                      Stock
Suite 2250
Minneapolis, MN 55402
Attn: Kevin Spreng

EAGLE VENTURES WF, LLC                  55,754 shares of Series G Preferred
800 LaSalle Avenue                      Stock
Suite 2250
Minneapolis, MN 55402
Attn: Kevin Spreng

Chancellor V, L.P.                      644,676 shares of Series G Preferred
INVESCO Private Capital, Inc.           Stock
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

Chancellor V-A, L.P.                    302,120 shares of Series G Preferred
INVESCO Private Capital, Inc.           Stock
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

EUROMEDIA VENTURE FUND.                 596,185 shares of Series G Preferred
INVESCO Private Capital, Inc.           Stock
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address

CITIVENTURE 2000, L.P.                  100,762 shares of Series G Preferred
INVESCO Private Capital, Inc.           Stock
525 University Avenue, Suite 600
Palo Alto, CA  94301

INVESCO Private Capital
c/o Ben Gruder
1166 Avenue of the Americas
New York, NY  10036
Fax: (212) 278-3723

WITH COPIES TO:
Andrew Dworkin at the same address